UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2005

Curis, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-30347	04-3505116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 Moulton Street, Cambridge, MA	02138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 503-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Executive Officer Compensation

On June 1, 2005, the board of directors (the “Board”) of Curis, Inc. (the “Company”) determined the annual base salaries, effective as of June 1, 2005, of each named executive officer listed below, in the amounts listed below. The Board also determined the cash bonus payments to be made for fiscal year 2004, to each named executive officer listed below, in the amounts listed below.

Named Executive Officer	Annual Salary	Bonus Awarded
Michael P. Gray	$235,000	$75,000
Mark W. Noel	$195,000	$33,500
Daniel R. Passeri	$375,000	$100,000
Mary Elizabeth Potthoff	$190,000	$33,500
Lee R. Rubin	$325,000	$100,000

Service Agreement with Chairman of Board of Directors

On June 1, 2005, the Company entered into an Agreement for Service as Chairman of the Board of Directors (the “Service Agreement”) with James McNab. Under the terms of the Service Agreement in consideration of the services to be rendered by Mr. McNab as Chairman of the Board, the Company shall pay Mr. McNab an annual fee equal to $120,000 per year, paid in equal monthly installments. In addition, Mr. McNab shall be entitled to receive annual and periodic awards of options to purchase shares of the Company’s common stock and/or awards of restricted common stock in such amounts and upon such terms as may be determined from time to time by the Board. The Service Agreement also provides for the reimbursement of Mr. McNab’s reasonable business expenses incurred in the performance of his duties as Chairman of the Board as well as reimbursement of his annual medical insurance premiums, not to exceed $20,000 per annum. As provided in the Service Agreement, at any time, the Board may vote to appoint a successor Chairman of the Board or Mr. McNab may resign as Chairman of the Board. In addition, the Service Agreement also provides that Mr. McNab may be removed from his service as a director in accordance with the terms of the Company’s Certificate of Incorporation and Bylaws and applicable law.

A copy of the Service Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference as though fully set forth herein. The foregoing summary of the Service Agreement is qualified in its entirety by the complete text of the Service Agreement filed herewith.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The Exhibit to this Current Report on Form 8-K is listed in the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curis, Inc.

Date: June 7, 2005	By:	/s/ Michael P. Gray
Michael P. Gray Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Agreement for Service as Chairman of the Board of Directors, dated June 1, 2005, between Curis, Inc. and James McNab.